UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) September 6, 2011

(Date of earliest event reported) September 6, 2011

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

HAWKER BEECHCRAFT NOTES COMPANY

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-147828 333-147828-08	71-1018770 20-8650498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10511 East Central, Wichita, Kansas

(Address of principal executive offices)

67206

(Zip code)

(316) 676-7111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Material Compensatory, Plan, Contract or Arrangement.

On September 6, 2011, Hawker Beechcraft Acquisition Company, LLC and Hawker Beechcraft Notes Company (collectively, “the Company”) announced that Ms. Karin-Joyce “KJ” Tjon Sien Fat, age 49, will serve as the Company’s Chief Financial Officer and principal financial officer, effective immediately. Ms. Tjon will simultaneously become Chief Financial Officer of Hawker Beechcraft, Inc. (“HBI”), parent company of the Company. The agreement in place with Interim Executive Services, LLC, pursuant to which Thomas Patrick Kelly served as Chief Financial Officer and principal financial officer, terminated on September 6, 2011.

Ms. Tjon Sien Fat’s compensation program includes: (i) an annual base salary of $300,000; (ii) participation in the Management Incentive Plan with a target incentive of 75% of her base annual salary, pro-rated from September through December for 2011; (iii) a $100,000 signing bonus payable within four weeks of beginning her employment; and (iv) a relocation allowance of $3,000 per month for 30 months. Subject to approval by the HBI Board of Directors, Ms. Tjon Sien Fat will receive a grant of 80,000 restricted stock units that will be exchangeable for shares of common stock of HBI under certain circumstances. In addition, Ms. Tjon Sien Fat will be entitled to 18 months of severance pay if, as a result of a change in control, her scope of authority is materially diminished from the level in effect on her hiring date, and such diminishment is not for cause. There will be no severance payable if there is a change in control and she maintains her position as Chief Financial Officer of the Company or the business that consists of substantially all of the assets of the Company, notwithstanding the fact that she may no longer be the Chief Financial Officer of HBI, the parent company.

From 2002 to August 2011, Ms. Tjon Sien Fat served in increasingly responsible roles as Director, Senior Director and finally, as Managing Director, for Alvarez & Marsal, LLC. None of Ms. Tjon Sien Fat’s experience prior to September 6, 2011 was with a parent, subsidiary or other affiliate of the Company.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release, dated September 6, 2011.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

By Hawker Beechcraft, Inc., its Sole Member

/s/ Alexander L. W. Snyder
Alexander L. W. Snyder Vice President, General Counsel and Secretary

HAWKER BEECHCRAFT NOTES COMPANY

/s/ Alexander L. W. Snyder
Alexander L. W. Snyder Vice President, General Counsel and Secretary

Date: September 6, 2011

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